UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):  May 3, 2011

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

ITT Educational Services, Inc.’s (the “Company”) 2011 Annual Meeting of Shareholders was held on May 3, 2011 to:

•	elect three directors;
•
ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) by the Audit Committee of the Company’s Board of Directors to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011;

•
hold an advisory vote on the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, in the Proxy Statement for the Company’s 2011 Annual Meeting of Shareholders; and

•	hold an advisory vote as to whether future shareholder votes to approve the compensation paid to the Company’s named executive officers should occur every one, two or three years.

Proposal 1:  At the Company’s 2011 Annual Meeting of Shareholders, the shareholders elected the following persons to serve as directors in the second class of the Company’s Board of Directors, each to hold office for the term of three years and until his successor is elected and has qualified:

Second Class - Term expiring at 2014 Annual Meeting

1.	John E. Dean
2.	James D. Fowler, Jr.
3.	Vin Weber

The final results of the vote taken at the Company’s 2011 Annual Meeting of Shareholders for the director nominees were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John E. Dean	23,251,052	180,970	20,980	2,531,670
James D. Fowler, Jr.	22,681,150	752,641	19,211	2,531,670
Vin Weber	23,252,307	180,152	20,543	2,531,670

The directors who continued in office after the Company’s 2011 Annual Meeting of Shareholders are as follows:

First Class - Term expiring at 2013 Annual Meeting

1.	John F. Cozzi
2.	Kevin M. Modany
3.	Lloyd G. Waterhouse

Second Class - Term expiring at 2014 Annual Meeting

1.	John E. Dean
2.	James D. Fowler, Jr.
3.	Vin Weber

Third Class - Term expiring at 2012 Annual Meeting

1.	Joanna T. Lau
2.	Samuel L. Odle
3.	John A. Yena

Proposal 2:  At the Company’s 2011 Annual Meeting of Shareholders, the shareholders ratified the appointment of PWC to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011.  The final results of the vote taken at that meeting ratifying the appointment of PWC were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,886,403	66,655	31,614	0

Proposal 3:  At the Company’s 2011 Annual Meeting of Shareholders, the shareholders cast their votes with respect to the advisory vote on the compensation paid to the Company’s named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,181,181	9,129,608	142,213	2,531,670

Proposal 4:  At the Company’s 2011 Annual Meeting of Shareholders, the shareholders cast their votes with respect to the advisory vote on the frequency of future shareholder votes to approve the compensation paid to the Company’s named executive officers as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
18,428,441	34,257	4,888,985	101,319	2,531,670

In light of the votes on this matter, in which the choice receiving the highest number of votes was “one year,” the Company’s Board of Directors has determined that it will hold future shareholder advisory votes on executive compensation on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2011

ITT Educational Services, Inc.

By:  /s/ Clark D. Elwood
       Name: Clark D. Elwood
       Title: Executive Vice President, Chief
   Administrative and Legal Officer